Exhibit 10.2
FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
This FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of April 10, 2024, is entered into by and among the Lenders (as defined below) signatory hereto, BANK OF AMERICA, N.A., as administrative agent and as security trustee for the Lenders (in such capacity, “Agent”), TOPGOLF CALLAWAY BRANDS CORP., a Delaware corporation (“Parent”), CALLAWAY GOLF SALES COMPANY, a California corporation (“Callaway Sales”), CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation (“Callaway Operations”), OGIO INTERNATIONAL, INC., a Utah corporation, (“Ogio”), TRAVISMATHEW, LLC, a California limited liability company (“travisMathew”), JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation (“Domestic Jack Wolfskin”), TOP GOLF USA INC., a Delaware corporation (“Topgolf USA” and together with Parent, Callaway Sales, Callaway Operations, Ogio, travisMathew and Domestic Jack Wolfskin, collectively, “U.S. Borrowers”), CALLAWAY GOLF CANADA LTD., a Canada corporation (“Canadian Borrower”), JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA, a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany (“German Borrower”), CALLAWAY GOLF EUROPE LTD., a company incorporated under the laws of England and Wales (registered number 02756321) (“Callaway Golf Europe”), TOPGOLF LIMITED, a company incorporated under the laws of England and Wales (registered number 03724493) (“TopGolf Limited”, and together with Callaway Golf Europe and any other Person that becomes a “U.K. Borrower” after the date hereof in accordance with the terms hereof, the “U.K. Borrowers”), CALLAWAY GOLF EU B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and its registered office at Herikerbergweg 88, 1101 CM Amsterdam, the Netherlands, registered with the Chamber of Commerce (Kamer van Koophandel) under number 86392468 (the “Dutch Borrower”, and together with the U.K. Borrowers, collectively, the “U.K./Dutch Borrowers” and together with the U.S. Borrowers, the German Borrower and the Canadian Borrower, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), and the other Obligors party hereto.
RECITALS
A.    Borrowers, the other Obligors party thereto, Agent, and the financial institutions signatory thereto from time to time (each a “Lender” and collectively the “Lenders”) have previously entered into that certain Fifth Amended and Restated Loan and Security Agreement dated as of March 16, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.
B.    Obligors have requested that Agent and the Required Lenders amend the Loan Agreement, which Agent and the Required Lenders are willing to do pursuant to the terms and conditions set forth herein.
C.    Obligors are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in

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the Loan Agreement or any of the other Loan Documents are being waived or modified by the terms of this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendment to Loan Agreement.
(a)In Section 8.1.1 of the Loan Agreement, the text “20th” is hereby deleted and replaced with the text “30th”.
2.Effectiveness of this Amendment. Each of the following shall have occurred before this Amendment is effective:
(a)Amendment. Agent shall have received this Amendment, duly executed and delivered by Agent, each Obligor and the Required Lenders.
(b)Representations and Warranties. The representations and warranties set forth herein are true and correct in all material respects on and as of the date of the effectiveness of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).
(c)No Event of Default. No event has occurred and is continuing on the date of the effectiveness of this Amendment that constitutes an Event of Default.
3.Representations and Warranties. Each Obligor represents and warrants as follows, as of the effective date of this Amendment:
(a)Authority. Each Obligor has the requisite corporate or other organizational power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Obligor of this Amendment have been duly approved by all necessary corporate or other organizational action of such Obligor.
(b)Due Execution; Enforceability. This Amendment has been duly executed and delivered by each Obligor that is a party hereto. This Amendment and each Loan Document to which any Obligor is a party (as amended or modified hereby) is a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, subject to the Legal Reservations.
(c)Representations and Warranties. The representations and warranties contained in the Loan Agreement (as amended hereby) each other Loan Document to which any Obligor is a party are correct in all material respects on and as of the date hereof as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified
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date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).
(d)Governmental Authorization. The execution and delivery of this Amendment by each Obligor party hereto and the performance by such Obligor hereof do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect.
(e)No Default. No event has occurred and is continuing that constitutes an Event of Default.
4.Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal law of the State of New York, without giving effect to any conflict of law principles (but giving effect to Section 5-1401 of the New York General Obligation Law and Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.
5.Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Agent and Secured Parties of a manually signed paper Amendment which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The words “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent.
6.Reference to and Effect on the Loan Documents.
(a)Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement or any other Loan Document to this “Agreement”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Loan Agreement or any other Loan Document shall mean and refer to such agreement as amended, modified or supplemented by this Amendment.
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(b)Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Obligors to Agent and the Lenders in accordance with their terms.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.
7.Ratification. Each Obligor hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof. Subject to and without limiting the foregoing, all security interests, pledges, assignments and other Liens and Guarantees previously granted by any Obligor pursuant to the Loan Documents are hereby reaffirmed, ratified, renewed and continued, and all such security interests, pledges, assignments and other Liens and Guarantees shall remain in full force and effect as security for the Obligations on and after the date hereof.
8.Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Obligor hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Obligor as against Agent or any Lender with respect to the Obligations.
9.Effectiveness; Binding Effect. For the avoidance of doubt, upon the effectiveness of this Amendment in accordance with its terms, this Amendment shall be binding upon each Lender and its respective successors and assigns.
10.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
11.Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Requirements of Law. If any provision is found to be invalid under Requirements of Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.
[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

OBLIGORS: TOPGOLF CALLAWAY BRANDS CORP., a Delaware corporation By: /s/ Brian P. Lynch Name: Brian P. Lynch Title: Executive Vice President and Chief Financial Officer
CALLAWAY GOLF SALES COMPANY, a California corporation By: /s/ Glenn Hickey Name: Glenn Hickey Title: President
CALLAWAY GOLF BALL OPERATIONS, INC., a Delaware corporation By: /s/ Mark F. Leposky Name: Mark F. Leposky Title: President
OGIO INTERNATIONAL, INC., a Utah corporation By: /s/ Patrick S. Burke Name: Patrick S. Burke Title: Vice President and Treasurer
[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

TRAVISMATHEW, LLC, a California limited liability company By: /s/ Brian P. Lynch Name: Brian P. Lynch Title: Vice President
JACK WOLFSKIN NORTH AMERICA, INC., a Delaware corporation By: /s/ Brian P. Lynch Name: Brian P. Lynch Title: Vice President
CALLAWAY GOLF INTERACTIVE, INC. a Texas corporation By: /s/ Glenn Hickey Name: Glenn Hickey Title: President
CALLAWAY GOLF INTERNATIONAL SALES COMPANY, a California corporation By: /s/ Patrick S. Burke Name: Patrick S. Burke Title: President

[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

CALLAWAY GOLF CANADA LTD., a Canada corporation By: /s/ Patrick S. Burke Name: Patrick S. Burke Title: Director
CALLAWAY GOLF EUROPE LTD., a company limited by shares incorporated under the laws of England and Wales By: /s/ Patrick S. Burke Name: Patrick S. Burke Title: Director
CALLAWAY GOLF EUROPEAN HOLDING COMPANY LIMITED,
a company limited by shares incorporated under the laws of England and Wales
By: /s/ Steven Gluyas_________________________
Name: Steven Gluyas
Title: Director

CALLAWAY GOLF EU B.V.,
a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of The Netherlands
By: /s/ Steven Gluyas_________________________
Name: Steven Gluyas
Title: Director

[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

CALLAWAY GERMANY HOLDCO GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany
By: /s/ Matthew Philip Jung____________________
Name: Matthew Philip Jung
Title: Director

By: /s/ Andre Alexander Grube__________________
Name: Andre Alexander Grube
Title: Director

JW STARGAZER HOLDING GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany
By: /s/ Matthew Philip Jung____________________
Name: Matthew Philip Jung
Title: Director

By: /s/ Andre Alexander Grube__________________
Name: Andre Alexander Grube
Title: Director

[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

SKYRAGER GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany
By: /s/ Matthew Philip Jung____________________
Name: Matthew Philip Jung
Title: Director

By: /s/ Andre Alexander Grube__________________
Name: Andre Alexander Grube
Title: Director

JACK WOLFSKIN AUSRÜSTUNG FÜR DRAUSSEN GMBH & CO. KGAA,
a partnership limited by shares (Kommanditgesellschaft auf Aktien) under the laws of the Federal Republic of Germany, acting through its managing partner, SKYRAGER GMBH
By: /s/ Matthew Philip Jung____________________
Name: Matthew Philip Jung
Title: Director

By: /s/ Andre Alexander Grube__________________
Name: Andre Alexander Grube
Title: Director

[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

JACK WOLFSKIN RETAIL GMBH,
a limited liability company (Gesellschaft mit beschränkter Haftung) under the laws of the Federal Republic of Germany
By: /s/ Matthew Philip Jung____________________
Name: Matthew Philip Jung
Title: Director

By: /s/ Andre Alexander Grube__________________
Name: Andre Alexander Grube
Title: Director

TOPGOLF LIMITED, a company limited by shares incorporated under the laws of England and Wales By: /s/ Susana Corina Arevalo Acosta Name: Susana Corina Arevalo Acosta Title: Director
[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

TOPGOLF INTERNATIONAL, INC.
TOP GOLF USA INC.

By: /s/ Susana Corina Arevalo Acosta
Name: Susana Corina Arevalo Acosta
Title: President

TG FLEX HOLDINGS, LLC
TG HOLDINGS I, LLC
TG LOUNGE HOLDINGS, LLC
TG LOUNGE MANAGEMENT, LLC
TG USA KIRKLAND, LLC
TOPGOLF MEDIA, LLC
TOPGOLF PAYROLL SERVICES, LLC
TOPGOLF USA AG, LLC
TOPGOLF USA ALBUQUERQUE, LLC
TOPGOLF USA ALLEN HOLDINGS, LLC
TOPGOLF USA ALLEN II, LLC
TOPGOLF USA ALLEN, LLC
TOPGOLF USA ALPHARETTA HOLDINGS, LLC
TOPGOLF USA ALPHARETTA II, LLC
TOPGOLF USA ALPHARETTA, LLC
TOPGOLF USA ANA, LLC
TOPGOLF USA ATLANTA HOLDINGS, LLC
TOPGOLF USA ATLANTA II, LLC
TOPGOLF USA ATLANTA, LLC
TOPGOLF USA AUBURN HILLS, LLC
TOPGOLF USA AUSTIN HOLDINGS, LLC
TOPGOLF USA AUSTIN II, LLC
TOPGOLF USA AUSTIN, LLC
TOPGOLF USA BALTIMORE, LLC
TOPGOLF USA BATON ROUGE, LLC
TOPGOLF USA BF, LLC
TOPGOLF USA BIRMINGHAM, LLC
TOPGOLF USA BO, LLC
TOPGOLF USA BRANDON, LLC
TOPGOLF USA BROOKLYN CENTER, LLC
TOPGOLF USA BURLINGAME, LLC
TOPGOLF USA CAMARILLO, LLC
TOPGOLF USA CANTON, LLC
TOPGOLF USA CARLSBAD, LLC
TOPGOLF USA CENTENNIAL, LLC
TOPGOLF USA CERT, LLC
TOPGOLF USA CHARLESTON, LLC
TOPGOLF USA CHARLOTTE, LLC
TOPGOLF USA CHESTERFIELD, LLC
TOPGOLF USA CL, LLC

By: /s/ Susana Corina Arevalo Acosta
Name: Susana Corina Arevalo Acosta
Title: Chief Financial Officer

[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

TOPGOLF USA COL, LLC
TOPGOLF USA COLONY HOLDINGS, LLC
TOPGOLF USA COLONY II, LLC
TOPGOLF USA COLONY, LLC
TOPGOLF USA COLUMBUS, LLC
TOPGOLF USA CP, LLC
TOPGOLF USA DB, LLC
TOPGOLF USA DORAL, LLC
TOPGOLF USA DULLES, LLC
TOPGOLF USA DVW, LLC
TOPGOLF USA EDISON, LLC
TOPGOLF USA EL PASO HOLDINGS, LLC
TOPGOLF USA EL PASO II, LLC
TOPGOLF USA EL PASO, LLC
TOPGOLF USA EL SEGUNDO, LLC
TOPGOLF USA FISHERS, LLC
TOPGOLF USA FKX, LLC
TOPGOLF USA FT. MYERS, LLC
TOPGOLF USA FT. WORTH HOLDINGS, LLC
TOPGOLF USA FT. WORTH II, LLC
TOPGOLF USA FT. WORTH, LLC
TOPGOLF USA GERMANTOWN, LLC
TOPGOLF USA GILBERT, LLC
TOPGOLF USA GLENDALE, LLC
TOPGOLF USA GRANITE PARK HOLDINGS,
LLC
TOPGOLF USA GRANITE PARK II, LLC
TOPGOLF USA GRANITE PARK, LLC
TOPGOLF USA GREENVILLE, LLC
TOPGOLF USA HILLSBORO, LLC
TOPGOLF USA HOFFMAN ESTATES, LLC
TOPGOLF USA HOLTSVILLE, LLC
TOPGOLF USA HUNTSVILLE, LLC
TOPGOLF USA JACKSONVILLE, LLC
TOPGOLF USA KY1, LLC
TOPGOLF USA LAS VEGAS HOLDINGS, LLC
TOPGOLF USA LAS VEGAS, LLC
TOPGOLF USA LB, LLC
TOPGOLF USA LM, LLC
TOPGOLF USA LS, LLC
TOPGOLF USA MAY, LLC

By: /s/ Susana Corina Arevalo Acosta
Name: Susana Corina Arevalo Acosta
Title: Chief Financial Officer

[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

TOPGOLF USA MIAMI GARDENS, LLC
TOPGOLF USA MIDVALE, LLC
TOPGOLF USA MT. LAUREL, LLC
TOPGOLF USA MYRTLE BEACH, LLC
TOPGOLF USA NAPERVILLE, LLC
TOPGOLF USA NASHVILLE, LLC
TOPGOLF USA NATIONAL HARBOR, LLC
TOPGOLF USA NEP, LLC
TOPGOLF USA NEW ORLEANS, LLC
TOPGOLF USA NHP, LLC
TOPGOLF USA NORTH CHARLOTTE, LLC
TOPGOLF USA NPB, LLC
TOPGOLF USA OKC, LLC
TOPGOLF USA OMAHA, LLC
TOPGOLF USA ORLANDO, LLC
TOPGOLF USA OVERLAND PARK, LLC
TOPGOLF USA PARK LANE RANCH
HOLDINGS, LLC
TOPGOLF USA PARK LANE RANCH II, LLC
TOPGOLF USA PARK LANE RANCH, LLC
TOPGOLF USA PETE, LLC
TOPGOLF USA PHARR HOLDINGS, LLC
TOPGOLF USA PHARR II, LLC
TOPGOLF USA PHARR, LLC
TOPGOLF USA PIN HIGH, LLC
TOPGOLF USA PITTSBURGH, LLC
TOPGOLF USA PPB, LLC
TOPGOLF USA RALEIGH, LLC
TOPGOLF USA RD, LLC
TOPGOLF USA RE, LLC
TOPGOLF USA RG, LLC
TOPGOLF USA RICHMOND, LLC
TOPGOLF USA RIVERWALK, LLC
TOPGOLF USA ROSEVILLE, LLC
TOPGOLF USA SAN ANTONIO HOLDINGS, LLC
TOPGOLF USA SAN ANTONIO II, LLC
TOPGOLF USA SAN ANTONIO, LLC
TOPGOLF USA SBD, LLC
TOPGOLF USA SCHAUMBURG, LLC
TOPGOLF USA SDP, LLC
TOPGOLF USA SDS, LLC
TOPGOLF USA SPRING HOLDINGS, LLC
TOPGOLF USA SPRING II, LLC
TOPGOLF USA SPRING, LLC
TOPGOLF USA STL, LLC

By: /s/ Susana Corina Arevalo Acosta
Name: Susana Corina Arevalo Acosta
Title: Chief Financial Officer
[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

TOPGOLF USA THORNTON, LLC
TOPGOLF USA TUCSON, LLC
TOPGOLF USA VIRGINIA BEACH, LLC
TOPGOLF USA VY, LLC
TOPGOLF USA WC HOLDINGS, LLC
TOPGOLF USA WC II, LLC
TOPGOLF USA WC, LLC
TOPGOLF USA WEBSTER HOLDINGS, LLC
TOPGOLF USA WEBSTER II, LLC
TOPGOLF USA WEBSTER, LLC
TOPGOLF USA WEST CHESTER, LLC
TOPGOLF USA WOBURN, LLC
TOPGOLF USA YK, LLC
WORLD GOLF TOUR, LLC
TOPGOLF USA MB, LLC
TOPGOLF USA CS, LLC
TOPGOLF USA KP, LLC
TOPGOLF USA WCH, LLC
TOPGOLF USA MP, LLC
TOPGOLF USA GB, LLC
TOPGOLF USA PS, LLC
TOPGOLF USA MA, LLC
TOPGOLF USA LR, LLC
TOPGOLF USA LF, LLC
TOPGOLF USA GP, LLC
TOPGOLF USA JM, LLC

By: /s/ Susana Corina Arevalo Acosta
Name: Susana Corina Arevalo Acosta
Title: Chief Financial Officer

[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

AGENT AND LENDERS
BANK OF AMERICA, N.A., as Agent and as a U.S. Lender By: /s/ Jennifer Tang___________________________ Name: Jennifer Tang Title: Senior Vice President
BANK OF AMERICA, N.A. (acting through its London branch), as a U.K./Dutch Lender and a German Lender By: /s/ Jennifer Tang___________________________ Name: Jennifer Tang Title: Senior Vice President

[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender By: /s/ Sylwia Durkiewicz______________________ Name: Sylwia Durkiewicz Title: Vice President

[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]

MUFG BANK, LTD., as a U.S. Lender, a Canadian Lender, a U.K./Dutch Lender and a German Lender By: /s/ Thomas Kainamura______________________ Name: Thomas Kainamura Title: Director

[Signature Page to First Amendment to
Fifth Amended and Restated Loan and Security Agreement]